April 11, 2005

Securities and Exchange Commission

Division of Corporation Finance

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:    Ultrapar Participações S.A.

Ladies and Gentlemen:

On behalf of Ultrapar Participações S.A. (the “Company”), a company incorporated under the laws of Brazil, we enclose herewith Amendment No. 5 to the Registration Statement on Form F-1, Registration No. 333-122496 for filing on EDGAR pursuant to the Securities Act of 1933, as amended, relating to a proposed offering of the Company’s preferred shares including preferred shares represented by American Depositary Shares. The ADSs are listed on the New York Stock Exchange under the symbol “UGP”.

The Registration Statement has been revised in response to the Staff’s comments. Attachment A to this letter reproduces the Staff’s April 11, 2005 comments, each of which is followed by the response.

This letter confirms that an oral request for acceleration of the effective date of the Registration Statement will be made in accordance with Rule 461 of the Act. The Company and the managing underwriters are aware of their obligations under the Act.

If you have any questions regarding this filing, please feel free to call the undersigned at (212) 450-4779.

Very truly yours,

/S/ ANDRÉS V. GIL
Andrés V. Gil

cc:	Roberto Kutschat Angela Pegas André Covré Sara Hanks

Attachment A

Tabular Disclosure of Contractual Obligations, page 49

1.	We reviewed your response to prior comment 6. We note that your total financing liabilities of R$639.7 do not agree to the R$357 disclosed as long-term financing in your tabular disclosure. Please provide us a reconciliation for this difference and indicate any amounts of your total financing liabilities that appear elsewhere in the tabular disclosure.

We have revised the disclosure in response to the Staff’s comment.

V-Additional Disclosure Required by U.S. GAAP, page F-44

2.	We reviewed your response to prior comment 10. Since your restricted shares cliff vest at the end of a 10-year term and the shares are returnable unless the holder continues as your employee during this timeframe, those shares are contingently returnable. In accordance with paragraph 10 of SFAS 128, those restricted shares are to be excluded for purposes of computing basic EPS and included for purposes of computing diluted EOS. Please revise your computation of basic EPS under U.S. GAAP to conform to SFAS 128 or tell us why you believe that U.S. GAAP allows for the current treatment and reference the appropriate accounting literature to support your position.

The Company believes that the effects of including the restricted shares in the calculation of basic EPS are not material and has provided the Staff with its calculations to support this conclusion in its response letter dated April 6, 2005. Because such effects are immaterial, the Company has respectfully concluded not to revise the computation of basic EPS as presented in the financial statements filed in the F-1, but will revise the calculations on a prospective basis.

Exhibits

3.	We note that you have not filed all material exhibits. For instance, we specifically note the legal opinion and underwriting agreement. These exhibits should be filed with enough time for us to review them before requesting effectiveness on the registration statement. We may have further comments after our review.

The legal opinion and underwriting agreement have been provided supplementally to the Staff. These documents are being filed as exhibits with Amendment No. 5.